Supplement Dated April 26, 2002
To Statement of Additional Information Dated
December 1, 2001
For
EquiTrust Series Fund, Inc.

At page 5 of the Statement of
 Additional Information, the last
paragraph under the caption, Investment
Strategies and Techniques -When Issued
 and Delayed Delivery Transactions is
 replaced in its entirety with the
following:
A Portfolio may purchase securities on
 a when-issued or delayed delivery
 basis without limit. To the extent
 that assets of a Portfolio are held
in cash pending the settlement of a
purchase of securities, that Portfolio
 would earn no income; however, it is
the investment adviser's intention that
 each Portfolio will be fully invested
 to the extent practicable and subject
 to the policies stated above.

April 26, 2002